UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 4, 2004


                               Vicom, Incorporated
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             (Exact name of registrant as specified in its chapter)

           Minnesota                     13529                   41-1255001
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)



     9449 Science Center Drive
        New Hope, Minnesota                                     55428
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code 763-504-3000


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          (Former name or former address, if changed since last report)





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Item 5

Other Events and Regulation FD Disclosure.

On March 4, 2004, the Company (Vicom/Multiband) executed a three year agreement with the Subway Restaurant Franchise Organization, Doctors Associates International , the purpose of which is for the Company to provide Internet access services to franchise owners. The aforementioned agreement is attached hereto as an exhibit.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2004                    Vicom, Incorporated

                                        By James L. Mandel
                                           ---------------------------------
                                           James L. Mandel
                                           Chief Executive Officer



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

                                  Exhibit Index


4.13 Wholesale Services Agreement





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